Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Fourth Quarter 2022 Financial Results

•Record net revenue of $290.6 million in Q4, up 2% sequentially and up 17% year-over-year
•FY22 revenue exceeded $1 billion for the first time in company history
•Connectivity revenue, led by our Wi-Fi product offering, delivered $105 million in Q4, up 27% sequentially and 99% YoY
Carlsbad, Calif. – February 1, 2023 – MaxLinear, Inc. (Nasdaq: MXL), a leading provider of RF, analog, digital and mixed-signal integrated circuits, today announced financial results for the fourth quarter and fiscal year ended December 31, 2022.

Fourth Quarter Financial Highlights
GAAP basis:
•Net revenue was $290.6 million, up 2% sequentially and up 17% year-over-year.
•GAAP gross margin was 56.2%, compared to 58.6% in the prior quarter, and 57.2% in the year-ago quarter.
•GAAP operating expenses were $122.2 million in the fourth quarter 2022, or 42% of net revenue, compared to $115.5 million in the prior quarter, or 40% of net revenue, and $112.4 million in the year-ago quarter, or 45% of net revenue.
•GAAP income from operations was 14% of revenue, compared to income from operations of 18% in the prior quarter, and income from operations of 12% in the year-ago quarter.
•Net cash flow provided by operating activities was $69.4 million, compared to net cash flow provided by operating activities of $61.8 million in the prior quarter, and net cash flow provided by operating activities of $16.0 million in the year-ago quarter.
•GAAP diluted earnings per share was $0.38, compared to diluted earnings per share of $0.35 in the prior quarter, and diluted earnings per share of $0.35 in the year-ago quarter.
Non-GAAP basis:
•Non-GAAP gross margin was 59.6%. This compares to 62.0% in the prior quarter, and 61.7% in the year-ago quarter.
•Non-GAAP operating expenses were $78.5 million, or 27% of revenue, compared to $80.4 million or 28% of revenue in the prior quarter, and $75.9 million or 31% of revenue in the year-ago quarter.
•Non-GAAP income from operations was 33% of revenue, compared to 34% in the prior quarter, and 31% in the year-ago quarter.
•Non-GAAP diluted earnings per share was $1.07, compared to diluted earnings per share of $1.05 in the prior quarter, and diluted earnings per share of $0.86 in the year-ago quarter.
Fiscal Year 2022 Financial Highlights
•Net revenue was $1.1 billion, up 26% over fiscal 2021.
•GAAP gross margin was 58.0%, up from 55.6% the prior year, and GAAP net income was $125.0 million, an increase of 198% from $42.0 million for 2021.
•Non-GAAP gross margin was 61.6%, up from 60.5% the prior year, and non-GAAP net income was $342.2 million, a 59% increase from $214.6 million for 2021.
•Net cash flow provided by operating activities was $388.7 million in 2022, compared to net cash flow provided by operating activities of $168.2 million in 2021.

Management Commentary

“In the fourth quarter, we continued our strong execution with revenue up 2% sequentially and up 17% year-over-year, bringing fiscal 2022 revenues to over $1 billion. In particular, in Q4, our Wi-Fi business delivered substantial sequential and year-over-year growth. Our connectivity category almost doubled in Q4 year-over-year, driven by our differentiated Wi-Fi6 feature set. Our results included strong cash flows from operations of approximately $69 million in Q4 and approximately $389 million for the full year. Over the last two years, we have delivered transformative growth and strong financials while balancing disciplined expense management along with investments in technology innovation. Now, as we enter 2023, we have conviction in our strong long-term growth prospects, owing to our developing technology leadership, accelerating design-win momentum, and expanding target markets, including Wi-Fi, fiber access, wireless and optical infrastructure. We are also looking forward to our pending acquisition of Silicon Motion, and are excited for the future growth opportunities of our comprehensive product portfolio,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

First Quarter 2023 Business Outlook

The company expects revenue in the first quarter 2023 to be approximately $240 million to $260 million. The Company also estimates the following:
•GAAP gross margin of approximately 55% to 58%;
•Non-GAAP gross margin of approximately 59% to 62%;
•GAAP operating expenses of approximately $113 million to $119 million;
•Non-GAAP operating expenses of approximately $80 to $86 million;
•GAAP and non-GAAP interest and other expenses of approximately $4 million; and
•GAAP and non-GAAP diluted share count of 81 to 83 million.

Webcast and Conference Call
MaxLinear will host its fourth quarter financial results conference call today, February 1, 2023 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until February 15, 2023. A replay of the conference call will also be available until February 15, 2023 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13735369.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including specifically our current guidance for first quarter 2023 revenue, and GAAP and non-GAAP gross margins, operating expenses, interest and other expenses, and diluted share counts; statements concerning the Company’s pending merger with Silicon Motion; and statements regarding potential growth opportunities of our product portfolio and target markets including Wi-Fi, fiber access, wireless and optical infrastructure. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements and our future financial performance and operating results forecasts generally. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business, future operating results and financial condition include, without limitation, risks relating to our proposed merger with Silicon Motion and the risks related to increased indebtedness; the effect of intense and increasing competition; impacts of a global economic downturn and high inflation; our ability to obtain government authorization to export certain of our products or technology; the political and economic conditions of the countries in which we conduct business and other factors related to our international operations; increased tariffs or imposition of other trade barriers; risks related to international geopolitical conflicts; risks related to the loss of, or a significant reduction in orders from major customers; a decrease in the average selling prices of our products; failure to penetrate new applications and markets; development delays and consolidation trends in our industry; inability to make substantial research and development investments; a significant variance in our operating results or rates of growth; claims of intellectual property infringement; our ability to protect our intellectual property; and a failure to manage our relationships with, or negative impacts from, third parties.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Current Reports on Form 8-K, as well as the information to be set forth under the caption “Risk Factors” in MaxLinear’s Annual Report on Form 10-K for the year ended December 31, 2022. All forward-looking statements are based on the estimates, projections and assumptions of management as of February 1, 2023, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating expenses as a percentage of revenue, income from operations as percentage of revenue, and diluted earnings per share. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance based bonus plan for 2022, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance-based bonus plan for 2021, which we settled in shares of common stock in 2022; (iv) amortization of purchased intangible assets; (v) research and development funded by others; (vi) acquisition and integration costs related to our acquisitions; (vii) professional fees and settlement costs related to IP and commercial litigation matters; (viii) impairment of intangible assets; (ix) severance and other restructuring charges; (x) other non-recurring interest and other income (expenses), net attributable to acquisitions and (xi) non-cash income tax benefits and expenses. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP financial measures. Non-GAAP financial measures are subject to limitations, and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that we believe are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.

The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Bonuses under our executive and non-executive bonus programs have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the 2021 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2022. We currently expect that bonus awards under our fiscal 2022 program will be settled in common stock in the first quarter of fiscal 2023.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets, acquisition and integration costs primarily consisting of professional and consulting fees, and accretion of discount on contingent consideration or deferred purchase price payments to interest expense.
Research and development funded by others represents proceeds received under contracts for jointly funded R&D projects to develop technology that may be commercialized into a product in the future. Initially such proceeds may not yet be recognized in GAAP results if, pursuant to contract terms, the Company may be required to repay all or a portion of the funds provided by the other party under certain conditions. Management believes it is not probable that it will trigger such conditions. Once such conditions have been resolved, the proceeds are recognized in GAAP results, and accordingly, reversed from non-GAAP results.
Impairment losses are related to abandonment of acquired or purchased intangible assets.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to impairment of leased right-of-use assets or from exiting certain facilities.
Expenses incurred in relation to our intellectual property and commercial litigation include professional fees incurred.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, particularly related to stock-based compensation and its related tax effects as well as potential impairments, a quantitative reconciliation is not available without unreasonable efforts and accordingly we have not provided a reconciliation for non-GAAP guidance provided for the first quarter 2023.
Additional Information and Where to Find It
This press release makes reference to a proposed merger involving MaxLinear and Silicon Motion. In connection with the proposed transaction, MaxLinear has filed with the Securities and Exchange Commission (the “SEC”), and the SEC has declared effective, a Registration Statement on Form S-4 (File No. 333-265645), that includes a proxy statement of Silicon Motion and a prospectus of MaxLinear.
The proxy statement/prospectus and this press release are not offers to sell MaxLinear securities, and are not soliciting an offer to buy MaxLinear securities in any state where the offer and sale is not permitted.
MAXLINEAR AND SILICON MOTION URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND OTHER DOCUMENTS PROVIDED TO SILICON MOTION SECURITY HOLDERS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders are able to obtain the Registration Statement on Form S-4 free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by MaxLinear (when they become available) may be obtained free of charge on MaxLinear’s website at www.maxlinear.com or by contacting MaxLinear’s Investor Relations Department at IR@MaxLinear.com. Copies of documents filed or furnished by Silicon Motion (when they become available) may be obtained free of charge on Silicon Motion’s website at https://www.siliconmotion.com or by contacting Silicon Motion’s Investor Relations Department at IR@siliconmotion.com.

About MaxLinear, Inc.
MaxLinear, Inc. (Nasdaq:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Leslie Green
Tel: +1 650-312-9060
lgreen@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Three Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021
Net revenue	$290,586	$285,730	$247,889
Cost of net revenue	127,246	118,242	106,112
Gross profit	163,340	167,488	141,777
Operating expenses:
Research and development	73,724	76,437	73,320
Selling, general and administrative	44,472	38,472	39,120
Impairment losses	2,811	—	—
Restructuring charges	1,172	631	—
Total operating expenses	122,179	115,540	112,440
Income from operations	41,161	51,948	29,337
Interest income	70	62	32
Interest expense	(2,292)	(2,711)	(2,400)
Other income (expense), net	1,774	(4,705)	1,510
Total other income (expense), net	(448)	(7,354)	(858)
Income before income taxes	40,713	44,594	28,479
Income tax provision	9,633	16,186	303
Net income	$31,080	$28,408	$28,176
Net income per share:
Basic	$0.40	$0.36	$0.37
Diluted	$0.38	$0.35	$0.35
Shares used to compute net income per share:
Basic	78,649	78,436	76,755
Diluted	82,406	80,060	81,567

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Year Ended
	December 31, 2022	December 31, 2021
Net revenue	$1,120,252	$892,398
Cost of net revenue	470,483	396,566
Gross profit	649,769	495,832
Operating expenses:
Research and development	296,442	278,440
Selling, general and administrative	168,008	149,943
Impairment losses	2,811	—
Restructuring charges	2,265	2,204
Total operating expenses	469,526	430,587
Income from operations	180,243	65,245
Interest income	245	78
Interest expense	(9,768)	(12,996)
Loss on extinguishment of debt	—	(5,221)
Other income (expense), net	3,478	764
Total other income (expense), net	(6,045)	(17,375)
Income before income taxes	174,198	47,870
Income tax provision	49,158	5,901
Net income	$125,040	$41,969
Net income per share:
Basic	$1.60	$0.55
Diluted	$1.55	$0.53
Shares used to compute net income per share:
Basic	78,039	76,037
Diluted	80,852	79,679

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021
Operating Activities
Net income	$31,080	$28,408	$28,176
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and depreciation	18,825	18,457	24,353
Impairment losses	2,811	—	—
Amortization of debt issuance costs and accretion of discount on debt and leases	513	505	416
Stock-based compensation	23,550	20,131	16,415
Deferred income taxes	133	15,962	(4,640)
Loss on disposal of property and equipment	3	3	—
Gain on sale of investments	(3,375)	—	—
Unrealized holding loss on investments	58	5,277	—
(Gain) loss on foreign currency and other	1,416	(570)	250
Excess tax benefits on stock based awards	(219)	(273)	(2,046)
Changes in operating assets and liabilities:
Accounts receivable	7,101	(41,007)	(12,265)
Inventory	5,426	(19,539)	(4,249)
Prepaid expenses and other assets	(2,168)	2,129	(9,301)
Accounts payable, accrued expenses and other current liabilities	(16,574)	19,768	(22,283)
Accrued compensation	9,816	10,832	9,746
Accrued price protection liability	(3,394)	6,171	(8,956)
Lease liabilities	(2,955)	(2,974)	(2,835)
Other long-term liabilities	(2,690)	(1,514)	3,252
Net cash provided by operating activities	69,357	61,766	16,033
Investing Activities
Purchases of property and equipment	(16,628)	(9,119)	(12,242)
Purchases of intangible assets	(744)	(5,236)	(965)
Cash used in acquisitions, net of cash acquired	—	—	(5,000)
Purchases of investments	—	(1,000)	—
Net cash used in investing activities	(17,372)	(15,355)	(18,207)
Financing Activities
Payment of debt issuance cost	—	—	(29)
Repayment of debt	(50,000)	(75,000)	(20,000)
Net proceeds from issuance of common stock	1,792	81	2,494
Minimum tax withholding paid on behalf of employees for restricted stock units	(369)	(380)	(2,068)
Repurchase of common stock	—	—	(15,403)
Net cash used in financing activities	(48,577)	(75,299)	(35,006)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	2,456	(1,038)	(1,636)
Increase (decrease) in cash, cash equivalents and restricted cash	5,864	(29,926)	(38,816)
Cash, cash equivalents and restricted cash at beginning of period	182,493	212,419	170,554
Cash, cash equivalents and restricted cash at end of period	$188,357	$182,493	$131,738

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended
	December 31, 2022	December 31, 2021
Operating Activities
Net income	$125,040	$41,969
Adjustments to reconcile net income to cash provided by operating activities:
Amortization and depreciation	80,731	91,792
Impairment losses	2,811	—
Amortization of debt issuance costs and accretion of discount on debt and leases	1,975	3,000
Stock-based compensation	81,704	59,358
Deferred income taxes	23,454	(3,235)
Loss on disposal of property and equipment	170	533
Gain on sale of investments	(3,375)	—
Unrealized holding loss on investments	1,476	—
Impairment of leasehold improvements	—	226
Impairment of leased right-of-use assets	462	429
Loss on extinguishment of debt	—	5,221
(Gain) loss on foreign currency	(1,829)	634
Excess tax benefits on stock-based awards	(9,921)	(7,415)
Changes in operating assets and liabilities:
Accounts receivable	(50,875)	(51,690)
Inventory	(28,841)	(33,689)
Prepaid expenses and other assets	1,789	24,186
Leased right-of-use assets	—	72
Accounts payable, accrued expenses and other current liabilities	65,815	12,771
Accrued compensation	42,003	33,595
Accrued price protection liability	73,574	(7,320)
Lease liabilities	(11,440)	(9,905)
Other long-term liabilities	(5,997)	7,701
Net cash provided by operating activities	388,726	168,233
Investing Activities
Purchases of property and equipment	(41,253)	(39,176)
Purchases of intangible assets	(11,184)	(7,581)
Cash used in acquisitions, net of cash acquired	—	(40,000)
Proceeds loaned under notes receivable	(10,000)	—
Purchases of investments	(29,325)	(5,000)
Net cash used in investing activities	(91,762)	(91,757)
Financing Activities
Proceeds from the issuance of debt	—	350,000
Payment of debt issuance cost	—	(4,173)
Repayment of debt	(185,000)	(409,813)
Net proceeds from issuance of common stock	5,006	8,780
Minimum tax withholding paid on behalf of employees for restricted stock units	(28,896)	(13,149)
Repurchase of common stock	(31,511)	(23,548)
Net cash used in financing activities	(240,401)	(91,903)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	56	(2,869)
Increase (decrease) in cash, cash equivalents and restricted cash	56,619	(18,296)
Cash, cash equivalents and restricted cash at beginning of period	131,738	150,034
Cash, cash equivalents and restricted cash at end of period	$188,357	$131,738

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2022	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$187,353	$181,496	$130,572
Short-term restricted cash	982	971	105
Short-term investments	18,529	18,587	—
Accounts receivable, net	170,971	178,072	119,724
Inventory	160,544	165,970	131,703
Prepaid expenses and other current assets	24,745	17,879	22,000
Total current assets	563,124	562,975	404,104
Long-term restricted cash	22	26	1,061
Property and equipment, net	79,018	67,081	60,924
Leased right-of-use assets	28,515	30,041	27,269
Intangible assets, net	109,316	122,142	152,540
Goodwill	306,739	306,739	306,668
Deferred tax assets	66,491	65,767	89,168
Other long-term assets	26,800	27,927	8,650
Total assets	$1,180,025	$1,182,698	$1,050,384

Liabilities and stockholders’ equity
Current liabilities	$341,086	$351,318	$207,395
Long-term lease liabilities	23,353	25,040	24,640
Long-term debt	121,757	171,607	306,153
Other long-term liabilities	17,444	18,852	22,998
Stockholders’ equity	676,385	615,881	489,198
Total liabilities and stockholders’ equity	$1,180,025	$1,182,698	$1,050,384

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021
GAAP gross profit	$163,340	$167,488	$141,777
Stock-based compensation	222	188	152
Performance based equity	175	136	137
Amortization of purchased intangible assets	9,325	9,332	10,759
Non-GAAP gross profit	173,062	177,144	152,825

GAAP R&D expenses	73,724	76,437	73,320
Stock-based compensation	(10,341)	(10,635)	(8,243)
Performance based equity	(8,205)	(7,690)	(8,224)
Research and development funded by others	(2,000)	(1,000)	(2,000)
Acquisition and integration costs	—	—	(25)
Non-GAAP R&D expenses	53,178	57,112	54,828

GAAP SG&A expenses	44,472	38,472	39,120
Stock-based compensation	(12,988)	(9,308)	(8,020)
Performance based equity	(3,791)	(3,043)	(3,934)
Amortization of purchased intangible assets	(1,312)	(1,541)	(5,928)
Acquisition and integration costs	(1,069)	(1,278)	(192)
Non-GAAP SG&A expenses	25,312	23,302	21,046

GAAP impairment losses	2,811	—	—
Impairment losses	(2,811)	—	—
Non-GAAP impairment losses	—	—	—

GAAP restructuring expenses	1,172	631	—
Restructuring charges	(1,172)	(631)	—
Non-GAAP restructuring expenses	—	—	—

GAAP income from operations	41,161	51,948	29,337
Total non-GAAP adjustments	53,411	44,782	47,614
Non-GAAP income from operations	94,572	96,730	76,951

GAAP interest and other income (expense), net	(448)	(7,354)	(858)
Non-recurring interest and other income (expense), net	59	58	(1,893)
Non-GAAP interest and other income (expense), net	(389)	(7,296)	(2,751)

GAAP income before income taxes	40,713	44,594	28,479
Total non-GAAP adjustments	53,470	44,840	45,721
Non-GAAP income before income taxes	94,183	89,434	74,200

GAAP income tax provision	9,633	16,186	303
Adjustment for non-cash tax benefits/expenses	(3,982)	(10,820)	4,149
Non-GAAP income tax provision	5,651	5,366	4,452

GAAP net income	31,080	28,408	28,176
Total non-GAAP adjustments before income taxes	53,470	44,840	45,721
Less: total tax adjustments	(3,982)	(10,820)	4,149
Non-GAAP net income	$88,532	$84,068	$69,748

Shares used in computing non-GAAP basic net income per share	78,649	78,436	76,755
Shares used in computing non-GAAP diluted net income per share	82,406	80,060	81,567
Non-GAAP basic net income per share	$1.13	$1.07	$0.91
Non-GAAP diluted net income per share	$1.07	$1.05	$0.86

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Year Ended
	December 31, 2022	December 31, 2021
GAAP gross profit	$649,769	$495,832
Stock-based compensation	735	620
Performance based equity	569	469
Amortization of purchased intangible assets	39,288	42,992
Non-GAAP gross profit	690,361	539,913

GAAP R&D expenses	296,442	278,440
Stock-based compensation	(40,635)	(30,364)
Performance based equity	(28,463)	(27,713)
Research and development funded by others	(2,200)	(5,800)
Acquisition and integration costs	—	(155)
Non-GAAP R&D expenses	225,144	214,408

GAAP SG&A expenses	168,008	149,943
Stock-based compensation	(40,335)	(28,374)
Performance based equity	(11,610)	(12,301)
Amortization of purchased intangible assets	(11,955)	(23,625)
Acquisition and integration costs	(8,711)	(1,913)
IP litigation costs, net	—	(11)
Non-GAAP SG&A expenses	95,397	83,719

GAAP impairment losses	2,811	—
Impairment losses	(2,811)	—
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	2,265	2,204
Restructuring charges	(2,265)	(2,204)
Non-GAAP restructuring expenses	—	—

GAAP income from operations	180,243	65,245
Total non-GAAP adjustments	189,577	176,541
Non-GAAP income from operations	369,820	241,786

GAAP income (loss) on extinguishment of debt	—	(5,221)
Loss on extinguishment of debt	—	5,221
Non-GAAP loss on extinguishment of debt	—	—

GAAP interest and other income (expense), net	(6,045)	(12,154)
Non-recurring interest and other income (expense), net	241	(1,377)
Non-GAAP interest and other income (expense), net	(5,804)	(13,531)

GAAP income before income taxes	174,198	47,870
Total non-GAAP adjustments	189,818	180,385
Non-GAAP income before income taxes	364,016	228,255

GAAP income tax provision	49,158	5,901
Adjustment for non-cash tax benefits/expenses	(27,317)	7,794
Non-GAAP income tax provision	21,841	13,695

GAAP net income	125,040	41,969
Total non-GAAP adjustments before income taxes	189,818	180,385
Less: total tax adjustments	(27,317)	7,794
Non-GAAP net income	$342,175	$214,560

Shares used in computing non-GAAP basic net income per share	78,039	76,037
Shares used in computing non-GAAP diluted net income per share	80,852	79,679
Non-GAAP basic net income per share	$4.38	$2.82
Non-GAAP diluted net income per share	$4.23	$2.69

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021
GAAP gross profit	56.2%	58.6%	57.2%
Stock-based compensation	0.1%	0.1%	0.1%
Performance based equity	0.1%	0.1%	0.1%
Amortization of purchased intangible assets	3.2%	3.3%	4.3%
Non-GAAP gross profit	59.6%	62.0%	61.7%

GAAP R&D expenses	25.4%	26.8%	29.6%
Stock-based compensation	(3.6)%	(3.7)%	(3.3)%
Performance based equity	(2.8)%	(2.7)%	(3.3)%
Research and development funded by others	(0.7)%	(0.4)%	(0.8)%
Non-GAAP R&D expenses	18.3%	20.0%	22.1%

GAAP SG&A expenses	15.3%	13.5%	15.8%
Stock-based compensation	(4.5)%	(3.3)%	(3.2)%
Performance based equity	(1.3)%	(1.1)%	(1.6)%
Amortization of purchased intangible assets	(0.5)%	(0.5)%	(2.4)%
Acquisition and integration costs	(0.4)%	(0.5)%	(0.1)%
Non-GAAP SG&A expenses	8.7%	8.2%	8.5%

GAAP impairment losses	1.0%	—%	—%
Impairment losses	(1.0)%	—%	—%
Non-GAAP impairment losses	—%	—%	—%

GAAP restructuring expenses	0.4%	0.2%	—%
Restructuring charges	(0.4)%	(0.2)%	—%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP income from operations	14.2%	18.2%	11.8%
Total non-GAAP adjustments	18.4%	15.7%	19.2%
Non-GAAP income from operations	32.5%	33.9%	31.0%

GAAP interest and other income (expense), net	(0.2)%	(2.6)%	(0.4)%
Non-recurring interest and other income (expense), net	—%	—%	(0.8)%
Non-GAAP interest and other income (expense), net	(0.1)%	(2.6)%	(1.1)%

GAAP income before income taxes	14.0%	15.6%	11.5%
Total non-GAAP adjustments before income taxes	18.4%	15.7%	18.4%
Non-GAAP income before income taxes	32.4%	31.3%	29.9%

GAAP income tax provision	3.3%	5.7%	0.1%
Adjustment for non-cash tax benefits/expenses	(1.4)%	(3.8)%	1.7%
Non-GAAP income tax provision	1.9%	1.9%	1.8%

GAAP net income	10.7%	9.9%	11.4%
Total non-GAAP adjustments before income taxes	18.4%	15.7%	18.4%
Less: total tax adjustments	(1.4)%	(3.8)%	1.7%
Non-GAAP net income	30.5%	29.4%	28.1%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Year Ended
	December 31, 2022	December 31, 2021
GAAP gross profit	58.0%	55.6%
Stock-based compensation	0.1%	0.1%
Performance based equity	0.1%	0.1%
Amortization of purchased intangible assets	3.5%	4.8%
Non-GAAP gross profit	61.6%	60.5%

GAAP R&D expenses	26.5%	31.2%
Stock-based compensation	(3.6)%	(3.4)%
Performance based equity	(2.5)%	(3.1)%
Research and development funded by others	(0.2)%	(0.7)%
Acquisition and integration costs	—%	—%
Non-GAAP R&D expenses	20.1%	24.0%

GAAP SG&A expenses	15.0%	16.8%
Stock-based compensation	(3.6)%	(3.2)%
Performance based equity	(1.0)%	(1.4)%
Amortization of purchased intangible assets	(1.1)%	(2.7)%
Acquisition and integration costs	(0.8)%	(0.2)%
Non-GAAP SG&A expenses	8.5%	9.4%

GAAP impairment losses	0.3%	—%
Impairment losses	(0.3)%	—%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	0.2%	0.3%
Restructuring charges	(0.2)%	(0.3)%
Non-GAAP restructuring expenses	(0.2)%	—%

GAAP income from operations	16.1%	7.3%
Total non-GAAP adjustments	16.9%	19.8%
Non-GAAP income from operations	33.0%	27.1%

GAAP income (loss) on extinguishment of debt	—%	(0.6)%
Loss on extinguishment of debt	—%	0.6%
Non-GAAP loss on extinguishment of debt	—%	—%

GAAP interest and other income (expense), net	(0.5)%	(1.4)%
Non-recurring interest and other income (expense), net	—%	(0.2)%
Non-GAAP interest and other income (expense), net	(0.5)%	(1.5)%

GAAP income before income taxes	15.6%	5.4%
Total non-GAAP adjustments	16.9%	20.2%
Non-GAAP income before income taxes	32.5%	25.6%

GAAP income tax provision	4.4%	0.7%
Adjustment for non-cash tax benefits/expenses	(2.4)%	0.9%
Non-GAAP income tax provision	2.0%	1.5%

GAAP net income	11.2%	4.7%
Total non-GAAP adjustments before income taxes	16.9%	20.2%
Less: total tax adjustments	(2.4)%	0.9%
Non-GAAP net income	30.5%	24.0%